                                                                  EXHIBIT 21


                       SUBSIDIARIES OF THE REGISTRANT

         The following is a list of Solutia's subsidiaries as of December 31, 2001, except for unnamed subsidiaries that, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.


                                                                                         PERCENTAGE OF
                                                                                          VOTING POWER
                                                                                        OWNED BY SOLUTIA
                                                                                        ----------------
          CPFilms Inc............................................................             100%

          Erste Viking Resins Germany 1 GmbH.....................................             100%

          Monchem, Inc...........................................................             100%

          Monchem International, Inc. ...........................................             100%

          Solutia Austria GmbH (formerly Vianova Resins AG)......................             100%

          Solutia Deutschland Holding GmbH.......................................             100%

          Solutia Europe S.A./N.V................................................             100%

          Solutia Germany GmbH & Co. KG
          (formerly Vianova Resins GmbH & Co. KG)................................             100%

          Solutia Netherlands Holdings B.V.......................................             100%

          Solutia Netherlands International B.V..................................             100%

          Solutia Services International SCA/Comm VA.............................             100%

          Solutia Systems, Inc...................................................             100%

          Solutia U.K. Holdings Limited..........................................             100%

          Solutia U.K. Ltd.......................................................             100%





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